SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K
                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


     Date of Report (Date earliest event reported) October 7, 2002


Commission   Registrant, State of Incorporation,     I.R.S. Employer
File Number  Address and Telephone Number            Identification No.

1-11299      ENTERGY CORPORATION                     72-1229752
             (a Delaware corporation)
             639 Loyola Avenue
             New Orleans, Louisiana  70113
             Telephone (504) 576-4000




Form 8-K


Item 7.   Financial Statements, Pro Forma Financial Statements and
Exhibits

     (c) Exhibits.

   Exhibit                  Description
     No.
     99.1    Release, dated October 7, 2002, issued by
             Entergy.


Item 9.   Regulation FD Disclosure

Entergy Corporation

     On October 7, 2002, Entergy Corporation ("Entergy") issued a release to certain investors, which is attached as an exhibit hereto and incorporated herein by reference.





                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Entergy Corporation


                                        By:  /s/ Nathan E. Langston
                                             Nathan E. Langston
                                             Senior Vice President and
                                             Chief Accounting Officer



Dated: October 7, 2002